Acacia Communications Reports First Quarter 2020 Results
MAYNARD, Mass., May 4, 2020 (GLOBE NEWSWIRE) -- Acacia Communications, Inc. (NASDAQ: ACIA), a leading provider of high-speed coherent optical interconnect products, today reported financial results for its first quarter ended March 31, 2020. Acacia Communications will not host a conference call to discuss its results for the first quarter of 2020 or provide forward guidance for the second quarter ending June 30, 2020, due to the previously announced proposed acquisition of Acacia Communications by Cisco Systems, Inc.
Results for the First Quarter of 2020

•	Revenue of $125.6 million

•	GAAP gross margin of 47.2%; non-GAAP gross margin* of 47.4%

•	GAAP income from operations of $12.8 million; non-GAAP income from operations* of $22.8 million

•	GAAP net income of $15.6 million; non-GAAP net income* of $23.3 million

•	EBITDA* of $15.4 million; adjusted EBITDA* of $25.4 million

•	GAAP diluted EPS of $0.36; non-GAAP diluted EPS* of $0.54

*Non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and non-GAAP diluted earnings per share (EPS) are non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP). Please refer below to Use of Non-GAAP Financial Information for descriptions of these non-GAAP financial measures and to the Reconciliation of GAAP Measures to Non-GAAP Measures, attached as Schedule D, for reconciliations of the most directly comparable GAAP financial measures to these non-GAAP financial measures.

Use of Non-GAAP Financial Information

This press release includes non-GAAP financial measures that are not prepared in accordance with, nor an alternative to, GAAP. In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Schedule D of this press release provides reconciliations of Acacia Communications’ most comparable GAAP financial measures to non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, EBITDA, adjusted EBITDA and non-GAAP diluted EPS.

Acacia Communications believes that providing these non-GAAP financial measures to investors, in addition to providing the most directly comparable GAAP measures, provides investors the benefit of viewing the Company’s performance using the same financial metrics that its management team uses in making many key decisions and evaluating how its results of operations may look in the future. Acacia Communications’ management does not believe that items not involving cash expenditures, such as non-cash compensation related to equity awards, are part of its critical decision making process. Also, Acacia Communications’ management does not believe that items such as warranty and other charges arising from a manufacturing process quality issue, certain litigation related costs and settlement reserves outside the normal course of the Company’s business, acquisition related costs or certain adjustments to its valuation allowance against deferred tax assets are reflective of the Company’s underlying operating performance. Further, in connection with the seven-year denial of export privileges imposed on April 15, 2018 by the U.S. Department of Commerce against

ZTE, which was subsequently lifted on July 13, 2018, the Company recorded inventory write-offs. Acacia Communications’ management does not believe these write-offs, and any subsequent adjustments as a result of management’s ongoing evaluation of the ZTE inventory, are reflective of the Company’s underlying operating performance. Therefore, Acacia Communications excludes those items, as applicable, from non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS, EBITDA and adjusted EBITDA.

Acacia Communications’ non-GAAP financial measures reflect adjustments based on the metrics described below, as well as the related income tax effects. The income tax effect of these non-GAAP adjustments is determined by recalculating income tax expense excluding these adjustments.

Non-GAAP gross profit and non-GAAP gross margin.    Acacia Communications defines non-GAAP gross profit as gross profit as reported on its consolidated statements of operations, excluding the impact of stock-based compensation, which is a non-cash charge, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments. Acacia Communications defines non-GAAP gross margin as the non-GAAP gross profit divided by revenue as reported on its consolidated statements of operations. Acacia Communications has presented non-GAAP gross profit and non-GAAP gross margin because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP research and development expenses.    Acacia Communications defines non-GAAP research and development expenses as research and development expenses as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP research and development expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP sales, general and administrative expenses.    Acacia Communications defines non-GAAP sales, general and administrative expenses as sales, general and administrative expenses as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented non-GAAP sales, general and administrative expenses because the Company believes that the exclusion of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP operating expenses.    Acacia Communications defines non-GAAP operating expenses as operating expenses as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented non-GAAP operating expenses because the Company believes that the exclusion of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP income from operations.    Acacia Communications defines non-GAAP income from operations as income from operations as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented non-GAAP income from operations because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS.    Acacia Communications defines non-GAAP net income as net income as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation which is a non-cash charge, as well as warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves, acquisition related costs, the tax effects of those excluded items and certain valuation allowance adjustments against deferred tax assets.

Acacia Communications defines non-GAAP effective tax rate as the non-GAAP provision for income taxes divided by non-GAAP income before provision for income taxes. Non-GAAP provision for income taxes is defined as the benefit for income taxes as reported on the Company’s consolidated statements of operations, as adjusted for the tax effects of excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves, acquisition related costs, as well as the impact of certain valuation allowance adjustments against deferred tax assets. Non-GAAP income before provision for income taxes is defined as GAAP income before benefit for income taxes as reported on the Company’s consolidated statements of operations, excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs.

In order to calculate non-GAAP diluted EPS, Acacia Communications uses a non-GAAP weighted-average share count which includes the impact of dilutive stock-based awards for periods in which there was a GAAP net loss resulting in GAAP diluted net loss per share, but a non-GAAP net income.

Acacia Communications has presented non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS because the Company believes that the exclusion of the items discussed above facilitates comparisons of its results of operations to other companies in its industry and more accurately reflects the underlying performance of our continuing business operations.

EBITDA and Adjusted EBITDA.    Acacia Communications defines EBITDA as net income as reported on the Company’s consolidated statements of operations before depreciation, interest income, net, and its benefit for income taxes. Acacia Communications defines adjusted EBITDA as EBITDA excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented adjusted EBITDA because it is a key measure used by its management and board of directors to understand and evaluate the Company’s operating performance, to establish budgets and to develop operational goals for managing its business. In particular, Acacia Communications believes that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of its core operating performance.

Acacia Communications uses these non-GAAP financial measures to evaluate its operating performance and trends, and make planning decisions. Acacia Communications believes that each of these non-GAAP financial measures helps identify underlying trends in its business that could otherwise be masked by the effect of the items that the Company excludes. Accordingly, Acacia Communications believes that these financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of the Company’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in its financial and operational decision-making.

Acacia Communications’ non-GAAP financial measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures rather than gross profit, gross margin, research and development expenses, sales, general and administrative expenses, operating expenses, income from operations, net income, effective tax rate or diluted EPS, which are the most directly comparable GAAP measures. Some of these limitations are:

•
Acacia Communications excludes stock-based compensation expense from each of its non-GAAP financial measures, although it has recently been, and will continue to be for the foreseeable future, a significant recurring expense for its business and an important part of the Company’s compensation strategy;

•
Acacia Communications excludes the tax benefits generated from the exercise of non-qualified stock options, the disqualifying disposition of incentive stock options and ESPP shares, and the vesting of restricted stock units, including any excess tax benefits and shortfalls recognized by the Company in the year of the taxable transaction, in calculating its non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS. The Company believes that excluding these tax benefits enables investors to see the full effect that excluding stock-based compensation expense had on the operating results. These benefits are tied to the exercise or vesting of underlying employee equity awards and the price of our common stock at the time of exercise or vesting, which factors may vary from period to period independent of the operating performance of the Company’s business. Similar to stock-based compensation expense, the Company believes that excluding these tax benefits provides investors and management with greater visibility to the underlying performance of its business operations and facilitates comparison with other periods as well as the results of other companies in its industry;

•
Acacia Communications excludes warranty and other charges arising from a manufacturing process quality issue from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain adjustments to its valuation allowance against deferred tax assets from its non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes ZTE-related inventory write-offs and subsequent adjustments from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain litigation related costs and settlement reserves from its non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, if management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance. These expenses may continue in the future;

•
Acacia Communications excludes acquisition related costs from its non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance;

•	EBITDA and adjusted EBITDA exclude depreciation expense and, although this is a non-cash expense, the assets being depreciated may have to be replaced in the future;

•	EBITDA and adjusted EBITDA do not reflect interest income, which increases cash available to the Company, as this income is not generated by the Company’s core operations;

•	EBITDA and adjusted EBITDA do not reflect the benefit for income tax which may impact cash available to the Company; and

•
the expenses and other items that the Company excludes in its calculation of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results.

Because of these limitations, non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Acacia Communications’ use of non-GAAP financial measures, and the underlying methodology when excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that Acacia Communications will not, in fact, record such items in future periods.

Investors should consider Acacia Communications’ non-GAAP financial measures in conjunction with the corresponding GAAP financial measures.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By implementing optical interconnect technology in a silicon-based platform, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Forward Looking Statements

This press release includes statements concerning Acacia Communications and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to help you identify forward-looking statements. The forward-looking statements in this press release are only predictions. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward looking statements. Acacia Communications has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger the Company has entered into with Cisco Systems, Inc. and Amarone Acquisition Corp. and any inability to complete the proposed merger due to the failure to satisfy conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger, uncertainty regarding the extent to which the COVID-19 pandemic and related response measures will adversely affect the Company’s business, results of operations and financial condition, the Company’s ability to sustain or increase revenue from its larger customers, generate revenues from new customers, or offset the discontinuation of concentrated purchases by its larger customers with purchases by new or existing customers, the Company’s ability to anticipate the timing and scale of demand for its products, including from its largest customers, the Company’s expectations regarding expenses and revenue, its ability to maintain and expand gross profit, the sufficiency of the Company’s cash resources and needs for additional financing, the Company’s ability to produce products free of problems, defects, errors and vulnerabilities, the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in the Company’s business and the markets in which it operates, the Company’s expectations regarding, and the capacity and stability of, its supply chain and manufacturing, the size and growth of the potential markets for the Company’s products and the ability to serve those markets, the scope, progress, expansion and costs of developing and commercializing its products, the timing, rate and degree of introducing any of its products into the market and the market acceptance of any of its products, the Company’s ability to establish and maintain development partnerships, its ability to attract or retain key personnel, the Company’s expectations regarding federal, state and foreign regulatory requirements, including export controls, tax law changes and interpretations, economic sanctions and anti-corruption regulations, regulatory or legislative developments in the United States and foreign countries, including trade policy and tariffs and export control laws or regulations that could impede its ability to sell its products to its customer ZTE Kangxun Telecom Co. Ltd. or any of its affiliates or that could impede its ability to sell its products to other customers in certain foreign jurisdictions, particularly in China, or that could impede sales by such customers in the United States, the Company’s ability to obtain and maintain intellectual property protection for its products, and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 to be filed with the SEC and in other filings that the Company may make with the SEC in the future. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as indicative of future events. Acacia Communications assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

SCHEDULE A ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

	March 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$86,010	$36,617
Marketable securities - short-term	281,686	300,129
Accounts receivable	96,826	97,948
Inventory	36,300	40,820
Prepaid expenses and other current assets	8,180	6,518
Total current assets	509,002	482,032
Marketable securities - long-term	122,545	134,632
Property and equipment, net	26,427	26,801
Operating lease right-of-use assets	30,097	25,046
Deferred tax asset	52,185	51,798
Other assets	789	1,106
Total assets	$741,045	$721,415

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$43,578	$46,957
Accrued liabilities	58,524	61,680
Deferred revenue	3,496	4,483
Total current liabilities	105,598	113,120
Income taxes payable	7,117	7,117
Non-current operating lease liabilities	19,710	15,726
Other long-term liabilities	5,980	7,029
Total liabilities	138,405	142,992

Stockholders’ equity:
Common stock	4	4
Treasury stock	(39,712)	(39,712)
Additional paid-in capital	411,618	402,032
Accumulated other comprehensive (loss) income	(293)	720
Retained earnings	231,023	215,379
Total stockholders’ equity	602,640	578,423
Total liabilities and stockholders’ equity	$741,045	$721,415

SCHEDULE B ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share data) (unaudited)

	Three Months Ended March 31,
	2020	2019
Revenue	$125,626	$105,216
Cost of revenue	66,344	55,374
Gross profit	59,282	49,842
Operating expenses:
Research and development	32,095	30,953
Sales, general and administrative	14,371	15,787
Total operating expenses	46,466	46,740
Income from operations	12,816	3,102
Other income, net:
Interest income, net	2,293	2,446
Other expense, net	(43)	(52)
Total other income, net	2,250	2,394
Income before benefit for income taxes	15,066	5,496
Benefit for income taxes	(578)	(1,481)
Net income	$15,644	$6,977
Earnings per share:
Basic	$0.38	$0.17
Diluted	$0.36	$0.17
Weighted-average shares used to compute earnings per share:
Basic	41,575	40,284
Diluted	43,042	41,962

SCHEDULE C ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Three Months Ended March 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$15,644	$6,977
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,670	3,243
Stock-based compensation	9,384	8,008
Deferred income taxes	(387)	(1,449)
Non-cash lease expense	1,206	1,074
Other non-cash benefits	(247)	(643)
Changes in operating assets and liabilities:
Accounts receivable	1,122	7,440
Inventory	4,520	(1,201)
Prepaid expenses and other current assets	(1,662)	805
Other assets	324	(96)
Accounts payable	(2,828)	1,658
Accrued liabilities	(3,803)	4,661
Deferred revenue	(2,155)	519
Income taxes payable	—	(862)
Lease liabilities	(1,852)	(815)
Other long-term liabilities	119	9
Net cash provided by operating activities	22,055	29,328

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(2,742)	(2,724)
Purchases of marketable securities	(81,937)	(105,206)
Sales and maturities of marketable securities	111,701	90,290
Deposits	(7)	—
Net cash provided by (used in) investing activities	27,015	(17,640)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock under stock-based compensation plans	323	1,400
Net cash provided by financing activities	323	1,400

Net increase in cash and cash equivalents	49,393	13,088
Cash and cash equivalents—Beginning of period	36,617	60,444
Cash and cash equivalents—End of period	$86,010	$73,532

Supplemental cash flow disclosures:
(Refunds received) cash paid for income taxes, net	$(545)	$878
Non-cash transactions:
Right of use assets acquired under operating leases	$4,846	$3,328

SCHEDULE D ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Non-GAAP Gross Profit and Non-GAAP Gross Margin
GAAP gross profit	$59,282	$60,674	$49,842
Stock-based compensation - cost of revenue	522	475	520
Warranty and other charges due to manufacturing process quality issue	(250)	(250)	(79)
Inventory write-offs	—	(7)	(392)
Non-GAAP gross profit	$59,554	$60,892	$49,891
GAAP gross margin	47.2%	47.2%	47.4%
Non-GAAP gross margin	47.4%	47.3%	47.4%

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Non-GAAP R&D Expenses
GAAP research and development expenses	$32,095	$40,122	$30,953
Stock-based compensation	5,985	5,982	4,746
Non-GAAP research and development expenses	$26,110	$34,140	$26,207

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Non-GAAP SG&A Expenses
GAAP sales, general and administrative expenses	$14,371	$14,438	$15,787
Stock-based compensation	2,877	2,979	2,742
Litigation related costs and settlement reserves	—	—	3,253
Acquisition related costs	868	653	—
Non-GAAP sales, general and administrative expenses	$10,626	$10,806	$9,792

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Non-GAAP Operating Expenses
GAAP operating expenses	$46,466	$54,560	$46,740
Stock-based compensation	8,862	8,961	7,488
Litigation related costs and settlement reserves	—	—	3,253
Acquisition related costs	868	653	—
Non-GAAP operating expenses	$36,736	$44,946	$35,999

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Non-GAAP Income from Operations
GAAP income from operations	$12,816	$6,114	$3,102
Stock-based compensation	9,384	9,436	8,008
Warranty and other charges due to manufacturing process quality issue	(250)	(250)	(79)
Litigation related costs and settlement reserves	—	—	3,253
Inventory write-offs	—	(7)	(392)
Acquisition related costs	868	653	—
Non-GAAP income from operations	$22,818	$15,946	$13,892

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Non-GAAP Net Income
GAAP net income	$15,644	$12,782	$6,977
Stock-based compensation	9,384	9,436	8,008
Warranty and other charges due to manufacturing process quality issue	(250)	(250)	(79)
Litigation related costs and settlement reserves	—	—	3,253
Inventory write-offs	—	(7)	(392)
Acquisition related costs	868	653	—
Tax effect of excluded items	(2,308)	69	(2,415)
Valuation allowance adjustments	(28)	(2,005)	—
Non-GAAP net income	$23,310	$20,678	$15,352

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Non-GAAP Effective Tax Rate
GAAP effective tax rate	(3.8)%	(48.2)%	(26.9)%
Tax effect of excluded items	10.7%	(1.3)%	32.6%
Valuation allowance adjustments	0.1%	37.5%	—%
Non-GAAP effective tax rate	7.0%	(12.0)%	5.7%

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
GAAP net income	$15,644	$12,782	$6,977
Depreciation	2,670	3,284	3,243
Interest income, net	(2,293)	(2,472)	(2,446)
Benefit for income taxes	(578)	(4,159)	(1,481)
EBITDA	15,443	9,435	6,293
Stock-based compensation	9,384	9,436	8,008
Warranty and other charges due to manufacturing process quality issue	(250)	(250)	(79)
Litigation related costs and settlement reserves	—	—	3,253
Inventory write-offs	—	(7)	(392)
Acquisition related costs	868	653	—
Adjusted EBITDA	$25,445	$19,267	$17,083

	Three Months Ended
	Q1 2020	Q4 2019	Q1 2019
Non-GAAP Diluted EPS
GAAP diluted EPS	$0.36	$0.30	$0.17
Stock-based compensation	0.22	0.22	0.19
Warranty and other charges due to manufacturing process quality issue	(0.01)	(0.01)	—
Litigation related costs and settlement reserves	—	—	0.08
Inventory write-offs	—	—	(0.01)
Acquisition related costs	0.02	0.02	—
Tax effect of excluded items	(0.05)	—	(0.06)
Valuation allowance adjustments	—	(0.05)	—
Non-GAAP diluted EPS	$0.54	$0.48	$0.37

Weighted-average shares used to compute GAAP and non-GAAP diluted EPS	43,042	42,832	41,962

SOURCE Acacia Communications, Inc.

For further information:

Investor Relations Contact:
Monica Gould
Office: (212) 871-3927
Email: IR@acacia-inc.com

Lindsay Savarese
Office: (212) 331-8417
Email: IR@acacia-inc.com

Public Relations Contact:
Kelly Karr
Office: (408) 718-9350
Email: PR@acacia-inc.com